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                                                                Exhibit 10.25(c)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 1, 2001 (this "Amendment"), by and among Alleghany Underwriting Ltd ("AUL"), Alleghany Underwriting Capital Ltd ("AUCL"), Talbot Underwriting Limited ("Talbot"), Alleghany Underwriting Capital (Bermuda) Ltd ("AUCBL"), Alleghany Corporation ("Alleghany" or the "Guarantor"), Alleghany Insurance Holdings LLC ("AIHL" or the "Pledgor"), the Banks and Agents which have signed the signature pages hereto, and Mellon Bank, N.A., as a Bank, as Issuing Bank and as Administrative Agent for the Banks and the Issuing Bank ("Mellon").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, AUL, AUCL, Talbot, AUCBL, the Guarantor, the Banks and Agents listed on the signatures pages hereof and Mellon are parties to a Credit Agreement, dated as of August 14, 2000 (the "Original Credit Agreement"), pursuant to which the Banks and the Issuing Bank have agreed, on the terms and subject to the conditions described therein, to extend credit to AUL, AUCL, Talbot and AUCBL;

                  WHEREAS, AIHL is a wholly-owned Subsidiary of the Guarantor and AIHL owns all or substantially all of the outstanding capital stock of AUL, AUCL, Talbot and AUCBL;

                  WHEREAS, in connection with the Original Credit Agreement, and to provide security for the repayment of the Obligations (as that term is defined in the Original Credit Agreement), the Guarantor, as pledgor, entered into a Pledge Agreement, dated as of August 14, 2000 (the "Original Pledge Agreement"), with the Administrative Agent, pursuant to which the Guarantor granted to the Administrative Agent a security interest in all outstanding shares of the capital stock (the "Designated Pledged Shares") of Alleghany Asset Management, Inc.
("AAM");

                  WHEREAS, the Guarantor desires that the Designated Pledged Shares be released from the security interest under the Original Pledge Agreement so that they may be sold to a third party;

                  WHEREAS, the Original Credit Agreement contemplates that the Guarantor may propose for the consent of the Required Banks, and the Guarantor and AIHL have proposed, a "Substitution of Eligible Substitute Collateral" (as that term is defined in the Original Credit Agreement) whereby different collateral would be substituted for the Designated Pledged Shares pursuant to, among other things, an amendment to the Original Pledge Agreement;

                  WHEREAS, as contemplated by the Original Credit Agreement in connection with a Substitution of Eligible Substitute Collateral, concurrently with the execution and delivery of this Amendment the Guarantor and AIHL are executing and delivering to the Administrative

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Agent an Amended and Restated Pledge Agreement, pursuant to which AIHL is pledging Eligible Substitute Collateral to the Administrative Agent for the benefit of the Banks;

                  WHEREAS, in connection with the Substitution of Eligible Substitute Collateral, the Guarantor and the other Credit Parties have requested the Banks, the Issuing Bank and the Agents to make certain changes to the Original Credit Agreement and the Required Banks, the Issuing Bank, the Administrative Agent and the Agents signing this Amendment are willing to amend the Original Credit Agreement as set forth below;

                  WHEREAS, AIHL desires to become a party to the Original Credit Agreement, as amended hereby, as a guarantor and as Grantor under such Amended and Restated Pledge Agreement; and

                  WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Credit Agreement;

                  NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                  SECTION 1.  AMENDMENTS TO ORIGINAL CREDIT AGREEMENT.

                  1.1. AMENDMENTS TO DEFINITIONS. Section 1.01 of the Original Credit Agreement is hereby amended by changing the definitions of the following defined terms to read as follows:

                           "Covered Subsidiary" shall mean AIHL, Alleghany Underwriting Holdings Ltd, each of the AUHL Entities and each Subsidiary of any of the AUHL Entities, of Alleghany Underwriting Holdings Ltd or of AIHL.

                           "Credit Parties" means the Account Parties, the Borrowers, the Guarantor and the Pledgor, and "Credit Party" means any of them.

                           "Pledge Agreement" shall mean the Amended and Restated Pledge Agreement, dated as of February 1, 2001, between the Pledgor, Alleghany and the Administrative Agent, as the same shall be amended from time to time in accordance with the requirements of this Agreement.

                           "Transaction Document" or "Transaction Documents" shall mean this Agreement, the Pledge Agreement, the Control Agreement, the Continuing Letter of Credit Agreement, each Letter of Credit Application, each Letter of Credit, each Note, each amendment to any of the foregoing and any other documents or instruments executed and delivered in connection herewith or therewith.


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                  1.2 ADDITIONS TO DEFINITIONS. Section 1.01 of the Original
Credit Agreement is hereby further amended by adding thereto, in appropriate alphabetical sequence, the following definitions:

                           "AIHL" shall mean Alleghany Insurance Holdings LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Alleghany.

                           "Collateral Value Requirement" shall have the meaning ascribed to that term in Section 2.2 of the Pledge Agreement.

                           "Control Agreement" shall mean the Account Control Agreement, dated as of February 1, 2001, among the Pledgor, Alleghany, Mellon Bank, N.A., as Custodian, and the Administrative Agent, as the same may be amended from time to time in accordance with the requirements of this Agreement.

                           "Pledged Securities Available Amount" shall have the meaning ascribed to that term in the Pledge Agreement (i.e., "Pledged Securities Available Amount" at any time shall mean the amount which is equal to 90% of the value of the Qualifying Pledged Securities (as determined as a Dollar Equivalent at such time) maintained as security entitlements in the Pledged Account).

                           "Pledged Account" shall have the meaning ascribed to that term in the Pledge Agreement.

                           "Pledgor" shall mean AIHL.

                           "Pledgor Guaranteed Obligations" shall have the meaning ascribed to that term in Section 9A.01 hereof.

                           "Qualifying Pledged Securities" shall have the meaning ascribed to that term in the Pledge Agreement.

                           "Required Pledged Securities" shall have the meaning ascribed to that term in the Pledge Agreement.


                  1.3 AMENDMENT TO SECTION 2.01. Section 2.01(a) of the Original Credit Agreement is hereby amended by adding thereto, as a new last sentence thereof, the following:

         The Issuing Bank shall have no obligation to issue any Letter of Credit if, after such Letter of Credit were issued, the aggregate Total Credit Exposure of the Banks upon such issuance would exceed the Pledged Securities Available Amount.

                  1.4 AMENDMENT TO SECTION 3.01. Section 3.01(a) of the Original Credit Agreement is hereby amended by adding thereto, as a new last sentence thereof, the following:

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         A Bank shall have no obligation to make any Loan if the aggregate Total
         Credit Exposure of the Banks upon the making of such Loan would exceed the Pledged Securities Available Amount.

                  1.5 AMENDMENT TO SECTION 7.01(c). Section 7.01(c) of the Original Credit Agreement is hereby amended by deleting the phrase "Alleghany shall default in the observance, performance or fulfillment of any covenant contained in Section 4.2 or 4.3 of the Pledge Agreement or" and by inserting in lieu of such deleted phrase the following:

         The Pledged Securities Available Amount shall at any time be less than the aggregate Total Credit Exposure after the Pledgor or Alleghany shall have received at least one Business Day's notice thereof from the Administrative Agent, or the Pledgor or Alleghany shall default in the observance, performance or fulfillment of any covenant contained in
         Section 2.2 of the Pledge Agreement after the Pledgor or Alleghany shall have received at least one Business Day's notice thereof from the Administrative Agent, or the Pledgor or Alleghany shall default in the observance, performance or fulfillment of any covenant contained in
         Section 4.2, 4.3 or 4.4 of the Pledge Agreement or

                  1.6 AMENDMENT TO SECTION 7.01(l). Section 7.01(l) of the Original Credit Agreement is hereby amended in its entirety to read as follows:

                           (l) The Pledge Agreement or either of the guarantees contained in Article IX and IXA hereof shall terminate or cease, in whole or material part, to be a legally valid and binding obligation of Alleghany or AIHL, as the case may be, or Alleghany, AIHL or any other Credit Party or any Person acting for or on behalf of any of such parties contests such validity or binding nature of the Pledge Agreement or the validity, perfection or priority of the security interest thereunder, or any such Person shall assert any of the foregoing;

                  1.7 AMENDMENT TO SECTION 9.01. The first sentence of Section
9.01 of the Original Credit Agreement is hereby amended to read as follows:

         The Guarantor hereby irrevocably, unconditionally and absolutely guarantees to the Agents, the Issuing Bank and the Banks, and becomes surety for, the prompt payment of the Obligations of the Account Parties and the Borrowers and the prompt payment and performance of the obligations of the Pledgor under the Pledge Agreement (the Obligations and such payment and performance obligations being collectively referred to herein as the "Guaranteed Obligations") in full when due (whether at stated maturity, by acceleration, or otherwise) strictly in accordance with the terms thereof.

                  1.8 AMENDMENT TO SECTIONS 9.02 AND 9.06. Each of Section 9.06 and the second sentence of Section 9.02 is hereby amended by inserting therein, after the words "any Account Party" each time such words appear therein, the words "or AIHL".

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                  1.9 ADDITION OF GUARANTEE BY AIHL. The Original Credit
Agreement is amended by adding thereto, between Articles IX and X thereof, a new
Article IXA to read as set forth in Exhibit A to this Amendment.

                  SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon (i) the execution and delivery hereof by the Required Lenders, the Administrative Agent, the Issuing Bank, Alleghany, AIHL, the Borrowers and the Account Parties and (ii) the satisfaction of the following conditions:

                  (a) The Administrative Agent shall have received, with sufficient copies for all of the Banks, an opinion of U.S. counsel to the Credit Parties to substantially the same effects, with respect to this Amendment, the Original Credit Agreement as hereby amended and the other Transaction Documents being delivered in connection herewith, as set forth in the opinion of such counsel on the Closing Date;

                  (b) The Administrative Agent shall have received executed copies of the Amended and Restated Pledge Agreement, the Account Control Agreement related thereto and the Custody Agreement related thereto, and each of the foregoing shall be in full force and effect;

                  (c) The Administrative Agent shall have received with respect to Alleghany and AIHL documentation of the type contemplated by Section 5.01(a) and (b) of the Original Credit Agreement;

                  (d) All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory to the Required Banks and each Bank shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Required Banks, as the Required Banks shall have reasonably requested; and

                  (e) There shall have been delivered to the Administrative Agent with sufficient copies for each Bank such other certificates, opinions or documents as may be reasonably requested by the Administrative Agent.

                  SECTION 3. DIRECTIONS TO ADMINISTRATIVE AGENT. The Required Banks and the Issuing Bank hereby authorize and direct the Administrative Agent to execute and deliver the Amended and Restated Pledge Agreement and the Account Control Agreement, in substantially the respective forms of Exhibits B and C to this Amendment, and to release the Designated Pledged Shares.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. Each of the Credit Parties (including, for this purpose, AIHL) represents and warrants that the representations and warranties contained in Article IV of the Original Credit Agreement as amended hereby are true and correct on and as of the date of this Amendment with the same effect as though made on and as of such date and no Default and no Unmatured Default has occurred and is continuing or exists.

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                  SECTION 5. EFFECT OF AMENDMENT. The Original Credit Agreement,
as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

                  SECTION 6. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the State of New York without giving effect to conflict of laws principles.

                  SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ALLEGHANY CORPORATION

By: /s/ David B. Cuming
    ----------------------------------------------------------
      (Signature)

Name:  David B. Cuming
       -------------------------------------------------------

Title:  Senior Vice President
        ------------------------------------------------------



ALLEGHANY INSURANCE HOLDINGS LLC

By:  /s/ David B. Cuming
  ------------------------------------------------------------
      (Signature)

Name:  David B. Cuming
    ----------------------------------------------------------

Title:  Manager
        ------------------------------------------------------



ALLEGHANY UNDERWRITING LTD

By:  /s/ Jane S. Clouting
  ------------------------------------------------------------
      (Signature)

Name:  Jane S. Clouting
       -------------------------------------------------------

Title:  Director/Secretary
     ---------------------------------------------------------



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

ALLEGHANY UNDERWRITING CAPITAL LTD

By:  /s/ Jane S. Clouting
  ------------------------------------------------------------
      (Signature)

Name:  Jane S. Clouting
       -------------------------------------------------------

Title:  Director/Secretary
     ---------------------------------------------------------



TALBOT UNDERWRITING LIMITED

By:  /s/ Jane S. Clouting
  ------------------------------------------------------------
      (Signature)

Name:  Jane S. Clouting
       -------------------------------------------------------

Title:  Director/Secretary
     ---------------------------------------------------------



ALLEGHANY UNDERWRITING CAPITAL (BERMUDA) LTD.

By:  /s/ Jane S. Clouting
  ------------------------------------------------------------
      (Signature)

Name:  Jane S. Clouting
       -------------------------------------------------------

Title:   Assistant Secretary
     ---------------------------------------------------------



MELLON BANK, N.A., AS A BANK, AS ISSUING BANK AND AS ADMINISTRATIVE AGENT

By:  /s/ Karla K. Maloof
     ---------------------------------------------------------
      (Signature)

Name:  Karla K. Maloof
       -------------------------------------------------------

Title:  Vice President
        ------------------------------------------------------



NATIONAL WESTMINSTER BANK, PLC, AS A BANK AND AS SYNDICATION AGENT

By:  /s/ John Mallett
  ------------------------------------------------------------
      (Signature)

Name:  John Mallett
    ----------------------------------------------------------

Title:  Senior Manager
     ---------------------------------------------------------


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

ING BANK, N.V., LONDON BRANCH., AS A BANK AND AS MANAGING AGENT

By:
   -----------------------------------------------------------
      (Signature)

Name:
     ---------------------------------------------------------

Title:
      --------------------------------------------------------



CREDIT LYONNAIS NEW YORK BRANCH, AS A BANK

By:  /s/ Sebastian Rocco
  ------------------------------------------------------------
      (Signature)

Name:  Sebastian Rocco
       -------------------------------------------------------

Title:  Senior Vice President
     ---------------------------------------------------------



FLEET NATIONAL BANK, AS A BANK

By:
   -----------------------------------------------------------
      (Signature)

Name:
     ---------------------------------------------------------

Title:
      --------------------------------------------------------



ABN AMRO BANK, N.V., AS A BANK

By:
   -----------------------------------------------------------
      (Signature)

Name:
     ---------------------------------------------------------

Title:
      --------------------------------------------------------



PNC BANK, NATIONAL ASSOCIATION., AS A BANK

By:
   -----------------------------------------------------------
      (Signature)

Name:
     ---------------------------------------------------------

Title:
      --------------------------------------------------------



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                                                                       EXHIBIT A



                                   ARTICLE IXA

                              GUARANTEE OF PLEDGOR

         9A.01. The Guarantee of Pledgor. The Pledgor hereby irrevocably, unconditionally and absolutely guarantees to the Agents, the Issuing Bank and the Banks, and becomes surety for, the prompt payment of the Obligations of the Account Parties and the Borrowers (the "Pledgor Guaranteed Obligations") in full when due (whether at stated maturity, by acceleration, or otherwise) strictly in accordance with the terms thereof. The Pledgor hereby further agrees, as a primary obligor, that if any of the Pledgor Guaranteed Obligations are not paid in full when due (whether at stated maturity, by acceleration, or otherwise and whether or not such payments would not be permitted under any applicable bankruptcy or similar law), the Pledgor will promptly pay the same, without any demand or notice whatsoever (except as expressly provided herein), and that in the case of any extension of time of payment or renewal of any of the Pledgor Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Without limiting the generality of the foregoing, the Pledgor Guaranteed Obligations shall include the obligations of the Account Parties under Section 7.03 hereof.

         Notwithstanding any provision to the contrary contained herein or in any other of the Transaction Documents, to the extent the obligations of the Pledgor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable law, including the insolvency laws, relating to fraudulent conveyances or transfers) then the obligations of the Pledgor hereunder automatically shall be limited to the maximum amount that is permissible under applicable law.

         9A.02. Obligations Unconditional. The obligations of the Pledgor under this Article are irrevocable, absolute and unconditional (to the fullest extent permitted by applicable law), irrespective of the value, genuineness, validity, regularity or enforceability of any of the Transaction Documents, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Pledgor Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Article that the obligations of the Pledgor hereunder shall be absolute and unconditional under any and all circumstances. The Pledgor agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against any other Credit Party for amounts paid under this Article IXA until such time as the Banks have been paid in full, no Pledgor Guaranteed Obligation is outstanding, the Letter of Credit Participating Interest Commitments under this Agreement have been terminated and no Person or Official Body shall have any right to request any return or reimbursement of funds from any Bank in connection with monies received under the Transaction Documents. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted


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by applicable law, the occurrence of any one or more of the following shall not alter or impair the liability of the Pledgor hereunder which shall remain irrevocable, absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Pledgor, the time for any performance of or compliance with any of the Pledgor Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of any of the Transaction Documents, or any other agreement or instrument referred to in the Transaction Documents shall be done or omitted;

                  (iii) the maturity of any of the Pledgor Guaranteed Obligations shall be accelerated, or any of the Pledgor Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Transaction Documents, or any other agreement or instrument referred to in the Transaction Documents shall be waived or any other guarantee of any of the Pledgor Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                  (iv) any Lien granted to, or in favor of, any Agent or any Bank as security for any of the Pledgor Guaranteed Obligations shall be void or voidable, or shall fail to attach or be perfected or any Agent or any Bank shall fail to realize on any collateral security; or

                  (v) any of the Pledgor Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of the Pledgor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of the Pledgor).

With respect to its obligations hereunder, the Pledgor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever (except notices expressly required hereunder), and any requirement that the Banks exhaust any right, power or remedy or proceed against any Person under any of the Transaction Documents, or any other agreement or instrument referred to in the Transaction Documents, or against any other Person under any other guarantee of, or security for, any of the Pledgor Guaranteed Obligations. This is a guarantee of payment and not merely of collection.

         9A.03. Reinstatement. The obligations of the Pledgor under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Pledgor Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Pledgor Guaranteed Obligations, whether as a result of any proceedings in bankruptcy, receivership, or reorganization or otherwise, and the Pledgor agrees that it will indemnify the Agents and the Banks on demand for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by any Agent or any Bank in connection with such rescission or restoration, including any such reasonable costs and expenses incurred in defending against any claim alleging that such


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payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency, receivership, reorganization or similar law.

         9A.04. Remedies. The Pledgor agrees that, to the fullest extent permitted by applicable law, as between the Pledgor, on the one hand, and the Agents and the Banks, on the other hand, the Pledgor Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 7.02 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 7.02) for purposes of Section 9A.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Pledgor Guaranteed Obligations from becoming automatically due and payable) as to any other Person and that, in the event of such declaration (or Pledgor Guaranteed Obligations being deemed to have become automatically due and payable), the Pledgor Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Pledgor for purposes of said Section 9A.01.

         9A.05. Continuing Guarantee. The guarantee in this Article is a continuing guarantee, and shall apply to all of the Pledgor Guaranteed Obligations whenever arising.

         9A.06. No Restrictions. Except for restrictions under the Transaction Documents, the Pledgor shall not be or become subject to any restriction of any nature (whether arising by operation of Law, by agreement, by its articles of incorporation, by-laws or other constituent documents, or otherwise) on the right of the Pledgor from time to time to (x) pay any indebtedness, obligations or liabilities from time to time owed to any Account Party or any Borrower, (y) make loans or advances to any Account Party or any Borrower, or (z) transfer any of its properties or assets to any Account Party or any Borrower.


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